CUSIP No. 651754103                    13G                   PAGE 11 of 11 Pages

                                  EXHIBIT 99.1

                           JOINT ACQUISITION STATEMENT
                            PURSUANT TO RULE 13d-1(k)

          The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED: February 13, 2009

                                        COLUMBUS HILL CAPITAL MANAGEMENT, L.P.


                                        By: /s/ David W. Ambrosia
                                            ------------------------------------
                                            Name: David W. Ambrosia
                                            Title: Managing Director and
                                                   General Counsel


                                        CHC CAPITAL PARTNERS, L.L.C.


                                        By: /s/ *
                                            ------------------------------------
                                            Name: Kevin D. Eng
                                            Title: Managing Member


                                        KEVIN D. ENG


                                        By: /s/ *
                                            ------------------------------------
                                            Name: Kevin D. Eng


                                        HOWARD T. KAMINSKY


                                        By: /s/ *
                                            ------------------------------------
                                            Name: Howard T. Kaminsky


                                            /s/ David W. Ambrosia
                                            ------------------------------------

----------
* David W. Ambrosia, as attorney-in-fact for Kevin D. Eng and Howard T. Kaminsky pursuant to Power of Attorney dated January 20, 2009.